By Supplement dated March 3, 1997, Ameritas Variable Life Insurance Company amends its prospectus at page 4 so that the definition of "Guaranteed Death Benefit Period" reads as follows:


  GUARANTEED DEATH BENEFIT PERIOD - The number of years the Guaranteed Death Benefit provision will apply. The period will vary based upon the Insured's Issue Age and rating class, and may be restricted as a result of state law. The period ranges from 3 to 25 years. This benefit is provided without an additional policy charge. (See page 17.)